NATIONWIDE MUTUAL FUNDS

Nationwide Amundi Global High Yield Fund	Nationwide HighMark Large Cap Core Equity Fund
Nationwide Amundi Strategic Income Fund Nationwide Bailard Cognitive Value Fund	Nationwide HighMark National Intermediate Tax Free Bond Fund
Nationwide Bailard Emerging Markets Equity Fund	Nationwide HighMark Short Term Bond Fund
Nationwide Bailard International Equities Fund	Nationwide HighMark Small Cap Core Fund
Nationwide Bailard Technology & Science Fund	Nationwide High Yield Bond Fund
Nationwide Bond Fund	Nationwide Inflation-Protected Securities Fund
Nationwide Bond Index Fund	Nationwide International Index Fund
Nationwide Core Plus Bond Fund	Nationwide Mid Cap Market Index Fund
Nationwide Diverse Managers Fund	Nationwide Money Market Fund
Nationwide Emerging Markets Debt Fund	Nationwide Portfolio Completion Fund
Nationwide Fund	Nationwide S&P 500 Index Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide Small Cap Index Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide Small Company Growth Fund
Nationwide Global Equity Fund	Nationwide U.S. Small Cap Value Fund
Nationwide Government Bond Fund	Nationwide World Bond Fund
Nationwide Growth Fund	Nationwide Ziegler Equity Income Fund
Nationwide HighMark Bond Fund	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Nationwide HighMark California Intermediate Tax Free Bond Fund	Nationwide Ziegler Wisconsin Tax Exempt Fund

Supplement dated August 18, 2016
to the Statement of Additional Information ("SAI") dated March 1, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide World Bond Fund

Effective immediately:

1.	The Nationwide World Bond Fund is renamed the "Nationwide Amundi World Bond Fund" (the "Fund"). All references in the SAI to the Fund are updated accordingly.

2.	On July 29, 2016, the Board of Trustees of the Nationwide Mutual Funds approved the termination of Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") as subadviser to the Fund and approved the appointment of Amundi Smith Breeden, LLC to subadvise the Fund.

3.	Any references to, and information regarding, Standard Life Investments as they relate solely to the Fund are deleted in their entirety.

4.	Any references to the Nationwide World Bond Fund in the discussion of "Total Rate of Return Swaps" and "Interest Rate Swaps" under the heading "Additional Information on Portfolio Instruments, Strategies and Investment Policies – Derivative Instruments" beginning on page 16 of the SAI are hereby deleted.

5.	The first paragraph of the discussion of "Foreign Currency-Related Derivative Strategies – Special Considerations" under the heading "Additional Information on Portfolio Instruments, Strategies and Investment Policies – Derivative Instruments" on page 17 of the SAI is hereby deleted and replaced with the following:

A Fund may use futures and options on futures on foreign currencies and forward currency contracts to increase returns, to manage the Fund's average portfolio duration, or to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund's securities that are denominated in that particular currency. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and also may engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

6.	The following replaces the information regarding the Fund under the heading "Investment Advisory and Other Services – Subadvisers" on page 88 of the SAI:

Fund	Subadviser
Nationwide Amundi World Bond Fund	Amundi Smith Breeden, LLC

7.	The subsection "Investments in Each Fund" under the heading "Appendix C – Portfolio Managers" is amended to include the following:

Name of Portfolio Manager	Fund	Dollar Range of Investments in Each Fund as of June 30, 2016
Amundi Smith Breeden, LLC
P. Adrian Helfert	Nationwide Amundi World Bond Fund	None
Jerome Barkate, CFA	Nationwide Amundi World Bond Fund	None

8.	The subsection "Other Managed Accounts" under the heading "Appendix C – Portfolio Managers" is amended to include the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category as of June 30, 2016
Amundi Smith Breeden, LLC
P. Adrian Helfert	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 1 account, $194.5 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Jerome Barkate, CFA	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 1 account, $194.5 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE